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

                                                                    EXHIBIT 21.1
                           WEINGARTEN REALTY INVESTORS
                     LIST OF SUBSIDIARIES OF THE REGISTRANT

                                                                STATE OF
SUBSIDIARY                                                    INCORPORATION
------------------------------------------------------------  -------------
Alabama-Shepherd Shopping Center . . . . . . . . . . . . . .     Texas
AN/WRI DEVCO #1, Ltd.. . . . . . . . . . . . . . . . . . . .     Texas
AN/WRI Partnership, Ltd. . . . . . . . . . . . . . . . . . .     Texas
Brookwood Square Holdings, LLC . . . . . . . . . . . . . . .    Delaware
Chino Hills Holdings, LLC. . . . . . . . . . . . . . . . . .    Delaware
Eastex Venture . . . . . . . . . . . . . . . . . . . . . . .     Texas
Falls Pointe Holdings, LLC . . . . . . . . . . . . . . . . .    Delaware
High House Holdings, LLC . . . . . . . . . . . . . . . . . .    Delaware
Hollywood Hills Holdings, LLC. . . . . . . . . . . . . . . .    Delaware
Jacinto City, Ltd. . . . . . . . . . . . . . . . . . . . . .     Texas
Main/O.S.T., Ltd.. . . . . . . . . . . . . . . . . . . . . .     Texas
Markham West Shopping Center, L. P.. . . . . . . . . . . . .    Delaware
Miller Weingarten Realty, LLC. . . . . . . . . . . . . . . .    Colorado
Nanocorp, Inc. . . . . . . . . . . . . . . . . . . . . . . .     Texas
Northwest Hollister Venture. . . . . . . . . . . . . . . . .     Texas
Phelan Boulevard Venture . . . . . . . . . . . . . . . . . .     Texas
Rancho San Marcos Holdings, LLC. . . . . . . . . . . . . . .    Delaware
Rosenberg, Ltd.. . . . . . . . . . . . . . . . . . . . . . .     Texas
S/W Albuquerque, L.P.. . . . . . . . . . . . . . . . . . . .     Texas
Sheldon Center, Ltd. . . . . . . . . . . . . . . . . . . . .     Texas
Siempre Viva 7&8 Holdings, L.L.C.. . . . . . . . . . . . . .    Delaware
South Loop-Long Wayside Company. . . . . . . . . . . . . . .     Texas
SPM/WRI College Station, L.P.. . . . . . . . . . . . . . . .     Texas
SPM/WRI Rockwall, L.P. . . . . . . . . . . . . . . . . . . .     Texas
Strategic Retail Partners, L.L.C.. . . . . . . . . . . . . .    Delaware
Weingarten Aurora, Inc.. . . . . . . . . . . . . . . . . . .    Colorado
Weingarten Bridges at Smoky Hill II LLC. . . . . . . . . . .    Delaware
Weingarten Bridges at Smoky Hill III LLC . . . . . . . . . .    Delaware
Weingarten Golden State, Inc.. . . . . . . . . . . . . . . .    Delaware
Weingarten GS Delaware, Inc. . . . . . . . . . . . . . . . .    Delaware
Weingarten GS, Inc.. . . . . . . . . . . . . . . . . . . . .     Texas
Weingarten Lowry, Inc. . . . . . . . . . . . . . . . . . . .    Colorado
Weingarten/Miller/Aurora II LLC. . . . . . . . . . . . . . .    Colorado
Weingarten/Miller/Lowry II LLC . . . . . . . . . . . . . . .    Colorado
Weingarten/Miller/Thorncreek II LLC. . . . . . . . . . . . .    Colorado
Weingarten Nostat, Inc.. . . . . . . . . . . . . . . . . . .     Texas
Weingarten Realty Management Company . . . . . . . . . . . .     Texas

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                                                         EXHIBIT 21.1 (CONT'D.)


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                                                                STATE OF
SUBSIDIARY                                                    INCORPORATION
------------------------------------------------------------  -------------
Weingarten Thorncreek Inc. . . . . . . . . . . . . . . . . .    Colorado
Weingarten/Bridges at Smoky Hill . . . . . . . . . . . . . .     Texas
Weingarten/Finger Venture. . . . . . . . . . . . . . . . . .     Texas
Weingarten/Investments, Inc. . . . . . . . . . . . . . . . .     Texas
Weingarten/Lufkin, Inc.. . . . . . . . . . . . . . . . . . .     Texas
Weingarten/Maya Tropicana Venture. . . . . . . . . . . . . .    Nevada
Weingarten/Miller Aurora Joint Venture . . . . . . . . . . .     Texas
Weingarten/Miller Elizabeth Joint Venture. . . . . . . . . .     Texas
Weingarten/Miller/Lowry Joint Venture. . . . . . . . . . . .     Texas
Weingarten/Miller/American Fork Joint Venture. . . . . . . .     Texas
Weingarten/Miller/American Fork LLC. . . . . . . . . . . . .    Colorado
Weingarten/Miller/Englewood Joint Venture. . . . . . . . . .     Texas
Weingarten/Miller/Fiest II Joint Venture . . . . . . . . . .     Texas
Weingarten/Miller/Fiest Joint Venture. . . . . . . . . . . .     Texas
Weingarten/Miller/Green Valley Joint Venture . . . . . . . .     Texas
Weingarten/Miller/GVR, LLC . . . . . . . . . . . . . . . . .    Colorado
Weingarten/Miller/Thorncreek Joint Venture . . . . . . . . .     Texas
Weingarten/Miller/Westminster Joint Venture. . . . . . . . .     Texas
Weingarten/Monvis LLC. . . . . . . . . . . . . . . . . . . .    Arizona
Weingarten-Murphy, Ltd.. . . . . . . . . . . . . . . . . . .     Texas
WNI/Tennessee Holdings, Inc. . . . . . . . . . . . . . . . .    Delaware
WNI/Tennessee, L.P.. . . . . . . . . . . . . . . . . . . . .    Delaware
WRI Brookwood Square, LLC. . . . . . . . . . . . . . . . . .    Delaware
WRI Fiesta Trails Holdings, LLC. . . . . . . . . . . . . . .     Texas
WRI Fiesta Trails, LP. . . . . . . . . . . . . . . . . . . .     Texas
WRI Golden State, LLC. . . . . . . . . . . . . . . . . . . .    Delaware
WRI Greenhouse LP. . . . . . . . . . . . . . . . . . . . . .    Delaware
WRI GS Partnership, L.P. . . . . . . . . . . . . . . . . . .    Delaware
WRI Interests, Inc.. . . . . . . . . . . . . . . . . . . . .     Texas
WRI Laguna Isles, LLC. . . . . . . . . . . . . . . . . . . .    Delaware
WRI Overton Holdings, LLC. . . . . . . . . . . . . . . . . .    Delaware
WRI Overton Plaza, LP. . . . . . . . . . . . . . . . . . . .     Texas
WRI Sandy Plains, LLC. . . . . . . . . . . . . . . . . . . .    Delaware
WRI Siempre Viva 345, LLC. . . . . . . . . . . . . . . . . .    Delaware
WRI Siempre Viva 7 and 8, LLC. . . . . . . . . . . . . . . .    Delaware
WRI University Palms, LLC. . . . . . . . . . . . . . . . . .    Delaware
WRI West Jordan, LLC . . . . . . . . . . . . . . . . . . . .    Delaware
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

                                                         EXHIBIT 21.1 (CONT'D.)


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



                                                                STATE OF
SUBSIDIARY                                                    INCORPORATION
------------------------------------------------------------  -------------
WRI Westgate Industrial Holdings, LLC. . . . . . . . . . . .     Texas
WRI Westgate Industrial, LP. . . . . . . . . . . . . . . . .     Texas
WRI/7080 Express Lane, Inc.. . . . . . . . . . . . . . . . .     Texas
WRI/Atlanta Park, L.P. . . . . . . . . . . . . . . . . . . .    Delaware
WRI/Atlanta Park-3658, L.P.. . . . . . . . . . . . . . . . .    Delaware
WRI/Chino Hills, LLC . . . . . . . . . . . . . . . . . . . .    Delaware
WRI/Crosby Venture . . . . . . . . . . . . . . . . . . . . .     Texas
WRI/Dickinson Venture. . . . . . . . . . . . . . . . . . . .     Texas
WRI/Falls Pointe, LLC. . . . . . . . . . . . . . . . . . . .    Delaware
WRI/High House LLC . . . . . . . . . . . . . . . . . . . . .    Delaware
WRI/Hollywood Hills, LLC . . . . . . . . . . . . . . . . . .    Delaware
WRI/Lone Star, Inc.. . . . . . . . . . . . . . . . . . . . .     Texas
WRI/Louisiana Holdings, Inc. . . . . . . . . . . . . . . . .    Delaware
WRI/Miller Westminster I, LLC. . . . . . . . . . . . . . . .    Delaware
WRI/Miller Westminster II, LLC . . . . . . . . . . . . . . .    Delaware
WRI/Pavilion, Inc. . . . . . . . . . . . . . . . . . . . . .     Texas
WRI/Pembroke, Ltd. . . . . . . . . . . . . . . . . . . . . .     Texas
WRI/Pitman Corners, Inc. . . . . . . . . . . . . . . . . . .     Texas
WRI/Post Oak, Inc. . . . . . . . . . . . . . . . . . . . . .     Texas
WRI/Raleigh  LP. . . . . . . . . . . . . . . . . . . . . . .    Delaware
WRI/Rancho San Marcos, LLC . . . . . . . . . . . . . . . . .    Delaware
WRI/Rockwall, Inc. . . . . . . . . . . . . . . . . . . . . .     Texas
WRI/Tamiami Trail, LLC . . . . . . . . . . . . . . . . . . .    Delaware
WRI/TEXLA, LLC . . . . . . . . . . . . . . . . . . . . . . .   Louisiana
WRI/Utah Properties, L.P.. . . . . . . . . . . . . . . . . .    Delaware
WRI-SRP Highlands Ranch, LLC . . . . . . . . . . . . . . . .    Delaware
WRI/Special Services, Inc. . . . . . . . . . . . . . . . . .     Texas

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